Unum Group
Statistical Supplement Second Quarter 2018

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum UK	10
Colonial Life	11
Closed Block	12
Corporate	13
Reserves	14
Investments	15
Appendix to Statistical Supplement	16

See "Appendix to Statistical Supplement" on page 16 for a summary of significant items and page 16.1 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017	12/31/2017	12/31/2016
Consolidated U.S. GAAP Results[1]

Premium Income	$2,221.0	$2,142.2	$4,471.0	$4,285.1	$8,597.1	$8,357.7

Adjusted Operating Revenue	$2,892.9	$2,813.9	$5,794.7	$5,609.4	$11,246.5	$11,022.3
Net Realized Investment Gain (Loss)	(2.6)	8.1	(4.8)	19.1	40.3	24.2

Revenue	$2,890.3	$2,822.0	$5,789.9	$5,628.5	$11,286.8	$11,046.5

Net Income	$285.5	$245.1	$559.0	$475.0	$994.2	$931.4
Net Income Per Common Share:
Basic	$1.29	$1.08	$2.53	$2.08	$4.39	$3.96
Assuming Dilution	$1.29	$1.07	$2.52	$2.07	$4.37	$3.95

Assets			$62,366.6	$63,381.6	$64,013.1	$61,941.5
Stockholders' Equity			$9,446.4	$9,316.6	$9,574.9	$8,968.0

Adjusted Operating Return on Equity
Unum US	18.2%	15.9%	18.5%	15.6%	15.9%	15.0%
Unum UK	14.1%	15.5%	14.6%	15.5%	15.2%	18.6%
Colonial Life	17.7%	17.3%	18.2%	17.4%	16.2%	17.4%
Core Operating Segments	17.7%	16.1%	18.0%	16.0%	15.9%	15.9%
Consolidated	12.9%	11.5%	12.7%	11.4%	11.6%	11.2%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$249.4	$225.2	$491.4	$405.3	$812.4	$884.6
Net Realized Investment Gain (Loss), After Tax	2.6	(1.0)	1.1	(0.6)	(5.0)	(29.5)

Net Income	$252.0	$224.2	$492.5	$404.7	$807.4	$855.1

Capital and Surplus			$3,496.1	$3,609.5	$3,448.3	$3,626.9

Weighted Average Risk-based Capital Ratio			~385%	>395%	~ 390%	~ 400%

1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	6/30/2018		6/30/2017		12/31/2017		12/31/2016
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$9,446.4	$43.20	$9,316.6	$41.21	$9,574.9	$43.02	$8,968.0	$39.02
Excluding:
Net Unrealized Gain on Securities	224.5	1.03	558.2	2.47	607.8	2.73	440.6	1.92
Net Gain on Hedges	266.8	1.22	304.5	1.35	282.3	1.27	327.5	1.42
Subtotal	8,955.1	40.95	8,453.9	37.39	8,684.8	39.02	8,199.9	35.68
Excluding:
Foreign Currency Translation Adjustment	(268.8)	(1.23)	(297.1)	(1.31)	(254.5)	(1.15)	(354.0)	(1.54)
Subtotal	9,223.9	42.18	8,751.0	38.70	8,939.3	40.17	8,553.9	37.22
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(498.7)	(2.28)	(460.7)	(2.04)	(508.1)	(2.28)	(465.1)	(2.02)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$9,722.6	$44.46	$9,211.7	$40.74	$9,447.4	$42.45	$9,019.0	$39.24

Dividends Paid	$103.3	$0.46	$92.3	$0.40	$196.0	$0.86	$182.6	$0.77

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017	12/31/2017	12/31/2016
Shares Repurchased (millions)	2.5	2.2	4.4	4.3	8.2	11.9
Cost of Shares Repurchased (millions)(1)	$100.1	$100.1	$200.3	$200.1	$400.4	$403.3
Price (UNM closing price on last trading day of period)			$36.99	$46.57	$54.89	$43.93

Leverage Ratio			27.4%	26.6%	26.1%	27.2%

Holding Company Cash and Marketable Securities			$1,160	$757	$864	$594

(1) Includes a de minimis amount of commissions for the three months ended June 30, 2018 and $0.1 million for the three months ended June 30, 2017, and $0.2 million and $0.1 million for the six months ended June 30, 2018 and 2017, respectively. For the years ended December 31, 2017 and 2016, these amounts included commissions of $0.2 million and $0.3 million, respectively.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Starmount Life Insurance Company	A-	NR	NR	NR
Unum Insurance Company	A-	A	A2	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017	12/31/2017	12/31/2016
Revenue
Premium Income	$2,221.0	$2,142.2	$4,471.0	$4,285.1	$8,597.1	$8,357.7
Net Investment Income	623.6	620.5	1,225.9	1,222.9	2,451.7	2,459.0
Net Realized Investment Gain (Loss)	(2.6)	8.1	(4.8)	19.1	40.3	24.2
Other Income	48.3	51.2	97.8	101.4	197.7	205.6
Total Revenue	2,890.3	2,822.0	5,789.9	5,628.5	11,286.8	11,046.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,804.1	1,752.0	3,612.0	3,501.0	7,055.7	6,941.8
Commissions	273.5	261.3	555.8	531.5	1,060.8	1,026.7
Interest and Debt Expense - Non-recourse Debt	1.7	1.7	3.4	3.4	6.7	6.9
Interest and Debt Expense - All Other Debt	40.7	38.2	79.2	76.3	153.2	159.1
Deferral of Acquisition Costs	(165.7)	(153.2)	(335.0)	(315.3)	(628.0)	(592.4)
Amortization of Deferred Acquisition Costs	140.2	138.3	291.7	279.8	527.1	493.0
Other Expenses	441.0	422.1	886.9	859.9	1,707.3	1,663.7
Total Benefits and Expenses	2,535.5	2,460.4	5,094.0	4,936.6	9,882.8	9,698.8

Income Before Income Tax	354.8	361.6	695.9	691.9	1,404.0	1,347.7
Income Tax	69.3	116.5	136.9	216.9	409.8	416.3

Net Income	$285.5	$245.1	$559.0	$475.0	$994.2	$931.4

Weighted Average Shares Outstanding
Basic	220.8	227.5	221.3	228.4	226.5	235.4
Assuming Dilution	221.1	228.2	221.8	229.3	227.3	236.0

Actual Number of Shares Outstanding			218.7	226.1	222.5	229.8

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2018	6/30/2017	% Change	6/30/2018	6/30/2017	% Change	12/31/2017	12/31/2016
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$41.0	$47.5	(13.7)%	$71.1	$83.5	(14.9)%	$240.8	$217.8
Group Short-term Disability	23.6	27.4	(13.9)	39.9	44.3	(9.9)	162.5	114.6
Group Life and AD&D	54.5	59.5	(8.4)	99.1	96.7	2.5	310.5	270.1
Subtotal	119.1	134.4	(11.4)	210.1	224.5	(6.4)	713.8	602.5
Supplemental and Voluntary
Individual Disability	18.9	13.6	39.0	36.8	29.8	23.5	67.9	65.1
Voluntary Benefits	47.9	49.6	(3.4)	201.4	196.9	2.3	292.5	261.7
Dental and Vision	11.8	10.4	13.5	24.0	20.3	18.2	54.8	14.5
Subtotal	78.6	73.6	6.8	262.2	247.0	6.2	415.2	341.3
Total Sales	$197.7	$208.0	(5.0)	$472.3	$471.5	0.2	$1,129.0	$943.8

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$80.9	$90.3	(10.4)%	$135.8	$146.6	(7.4)%	$416.9	$378.1
Large Case Market	38.2	44.1	(13.4)	74.3	77.9	(4.6)	296.9	224.4
Subtotal	119.1	134.4	(11.4)	210.1	224.5	(6.4)	713.8	602.5
Supplemental and Voluntary	78.6	73.6	6.8	262.2	247.0	6.2	415.2	341.3
Total Sales	$197.7	$208.0	(5.0)	$472.3	$471.5	0.2	$1,129.0	$943.8

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Six Months Ended			Year Ended
(in millions of dollars)	6/30/2018	6/30/2017	% Change	6/30/2018	6/30/2017	% Change	12/31/2017	12/31/2016
Sales by Product
Group Long-term Disability	$15.6	$11.5	35.7%	$23.4	$25.0	(6.4)%	$47.1	$50.2
Group Life	5.7	6.0	(5.0)	10.2	9.9	3.0	24.4	23.8
Supplemental	7.0	7.7	(9.1)	11.8	10.0	18.0	14.4	10.5
Total Sales	$28.3	$25.2	12.3	$45.4	$44.9	1.1	$85.9	$84.5

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$10.9	$9.1	19.8%	$18.5	$15.5	19.4%	$30.4	$42.0
Large Case Market	10.4	8.4	23.8	15.1	19.4	(22.2)	41.1	32.0
Subtotal	21.3	17.5	21.7	33.6	34.9	(3.7)	71.5	74.0
Supplemental	7.0	7.7	(9.1)	11.8	10.0	18.0	14.4	10.5
Total Sales	$28.3	$25.2	12.3	$45.4	$44.9	1.1	$85.9	$84.5

(in millions of pounds)
Sales by Product
Group Long-term Disability	£11.4	£9.0	26.7%	£17.0	£19.9	(14.6)%	£36.6	£37.2
Group Life	4.1	4.7	(12.8)	7.4	7.8	(5.1)	18.9	17.8
Supplemental	5.1	6.1	(16.4)	8.5	8.0	6.3	11.3	7.7
Total Sales	£20.6	£19.8	4.0	£32.9	£35.7	(7.8)	£66.8	£62.7

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£8.0	£7.0	14.3%	£13.4	£12.2	9.8%	£23.6	£31.2
Large Case Market	7.5	6.7	11.9	11.0	15.5	(29.0)	31.9	23.8
Subtotal	15.5	13.7	13.1	24.4	27.7	(11.9)	55.5	55.0
Supplemental	5.1	6.1	(16.4)	8.5	8.0	6.3	11.3	7.7
Total Sales	£20.6	£19.8	4.0	£32.9	£35.7	(7.8)	£66.8	£62.7

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2018	6/30/2017	% Change	6/30/2018	6/30/2017	% Change	12/31/2017	12/31/2016
Sales by Product
Accident, Sickness, and Disability	$83.6	$73.6	13.6%	$150.0	$135.1	11.0%	$323.2	$310.6
Life	27.6	24.9	10.8	48.9	45.8	6.8	107.7	94.0
Cancer and Critical Illness	21.2	18.1	17.1	37.2	32.1	15.9	88.8	79.0
Total Sales	$132.4	$116.6	13.6	$236.1	$213.0	10.8	$519.7	$483.6

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$85.9	$73.7	16.6%	$153.8	$136.7	12.5%	$313.5	$291.3
Large Case Market	20.2	18.6	8.6	35.9	34.0	5.6	90.9	77.4
Subtotal	106.1	92.3	15.0	189.7	170.7	11.1	404.4	368.7
Public Sector	26.3	24.3	8.2	46.4	42.3	9.7	115.3	114.9
Total Sales	$132.4	$116.6	13.6	$236.1	$213.0	10.8	$519.7	$483.6

Certain prior year and prior period amounts in the table above were reclassified to conform to current year presentation.

5. 2

Unum Group Consolidated Balance Sheets

	June 30	December 31
	2018	2017
Assets
Investments
Fixed Maturity Securities	$43,360.9	$45,457.8
Mortgage Loans	2,190.6	2,213.2
Policy Loans	3,545.4	3,571.1
Other Long-term Investments	687.5	646.8
Short-term Investments	1,433.9	1,155.1
Total Investments	51,218.3	53,044.0

Other Assets
Cash and Bank Deposits	99.5	77.4
Accounts and Premiums Receivable	1,711.4	1,665.7
Reinsurance Recoverable	4,732.5	4,879.2
Accrued Investment Income	797.4	690.1
Deferred Acquisition Costs	2,244.6	2,184.6
Goodwill	346.5	338.6
Property and Equipment	510.8	504.8
Income Tax Receivable	2.8	—
Other Assets	702.8	628.7
Total Assets	$62,366.6	$64,013.1

Liabilities
Policy and Contract Benefits	$1,625.4	$1,605.2
Reserves for Future Policy and Contract Benefits	43,959.4	45,601.6
Unearned Premiums	460.7	373.1
Other Policyholders’ Funds	1,611.4	1,595.0
Income Tax Payable	—	2.9
Deferred Income Tax	85.5	199.0
Short-term Debt	200.0	199.9
Long-term Debt - Non-recourse	166.5	196.0
Long-term Debt - All Other	2,831.2	2,542.4
Payables for Collateral on Investments	307.7	396.2
Other Liabilities	1,672.4	1,726.9
Total Liabilities	52,920.2	54,438.2

Stockholders’ Equity
Common Stock	30.5	30.5
Additional Paid-in Capital	2,308.6	2,303.3
Accumulated Other Comprehensive Income (Loss)	(276.2)	127.5
Retained Earnings	10,012.4	9,542.2
Treasury Stock	(2,628.9)	(2,428.6)
Total Stockholders’ Equity	9,446.4	9,574.9
Total Liabilities and Stockholders’ Equity	$62,366.6	$64,013.1

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2016	$1,176.5	$21.4	$896.3	$2,094.2
Capitalization	325.5	7.0	295.5	628.0
Amortization	(293.6)	(9.1)	(224.4)	(527.1)
Adjustment Related to Unrealized Investment Gains and Losses	(3.0)	—	(9.5)	(12.5)
Foreign Currency	—	2.0	—	2.0
Balances at December 31, 2017	1,205.4	21.3	957.9	2,184.6
Capitalization	174.5	3.9	156.6	335.0
Amortization	(167.7)	(4.2)	(119.8)	(291.7)
Adjustment Related to Unrealized Investment Gains and Losses	4.0	—	13.3	17.3
Foreign Currency	—	(0.6)	—	(0.6)
Balances at June 30, 2018	$1,216.2	$20.4	$1,008.0	$2,244.6

6. 1

Unum Group Balance Sheets by Segment - June 30, 2018

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,134.4	$2,226.7	$4,598.0	$14,959.1	$2,971.8	$2,969.6	$28,223.3	$2,094.5	$51,218.3
Deferred Acquisition Costs	99.1	79.6	1,037.5	1,216.2	20.4	1,008.0	—	—	2,244.6
Goodwill	8.8	—	271.1	279.9	38.9	27.7	—	—	346.5
All Other	423.3	239.1	523.5	1,185.9	313.3	259.3	5,840.1	958.6	8,557.2
Total Assets	$8,665.6	$2,545.4	$6,430.1	$17,641.1	$3,344.4	$4,264.6	$34,063.4	$3,053.1	$62,366.6

Liabilities
Reserves and Policyholder Benefits	$7,097.3	$1,726.5	$3,989.7	$12,813.5	$2,609.5	$2,517.7	$29,716.2	$—	$47,656.9
Debt	—	—	—	—	—	—	166.5	3,031.2	3,197.7
All Other	121.6	22.9	354.3	498.8	76.9	198.4	49.5	1,242.0	2,065.6
Total Liabilities	7,218.9	1,749.4	4,344.0	13,312.3	2,686.4	2,716.1	29,932.2	4,273.2	52,920.2

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,447.7	804.1	2,024.4	4,276.2	624.5	1,497.7	3,679.3	(1,122.6)	8,955.1
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	(1.0)	(8.1)	61.7	52.6	33.5	50.8	451.9	(97.5)	491.3
Total Allocated Stockholders' Equity	1,446.7	796.0	2,086.1	4,328.8	658.0	1,548.5	4,131.2	(1,220.1)	9,446.4

Total Liabilities and Allocated Stockholders' Equity	$8,665.6	$2,545.4	$6,430.1	$17,641.1	$3,344.4	$4,264.6	$34,063.4	$3,053.1	$62,366.6

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2017

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,630.4	$2,315.2	$4,645.5	$15,591.1	$3,075.6	$2,939.9	$29,027.5	$2,409.9	$53,044.0
Deferred Acquisition Costs	96.7	77.7	1,031.0	1,205.4	21.3	957.9	—	—	2,184.6
Goodwill	—	—	271.1	271.1	39.8	27.7	—	—	338.6
All Other	364.2	174.6	502.7	1,041.5	291.4	258.6	6,023.7	830.7	8,445.9
Total Assets	$9,091.3	$2,567.5	$6,450.3	$18,109.1	$3,428.1	$4,184.1	$35,051.2	$3,240.6	$64,013.1

Liabilities
Reserves and Policyholder Benefits	$7,426.5	$1,742.2	$4,035.6	$13,204.3	$2,627.7	$2,478.3	$30,864.6	$—	$49,174.9
Debt	—	—	—	—	—	—	196.0	2,742.3	2,938.3
All Other	146.1	29.7	366.9	542.7	86.9	207.7	69.2	1,418.5	2,325.0
Total Liabilities	7,572.6	1,771.9	4,402.5	13,747.0	2,714.6	2,686.0	31,129.8	4,160.8	54,438.2

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,501.1	775.3	1,915.9	4,192.3	643.2	1,389.2	3,406.3	(946.2)	8,684.8
Net Unrealized Gain on Securities and Net Gain on Hedges	17.6	20.3	131.9	169.8	70.3	108.9	515.1	26.0	890.1
Total Allocated Stockholders' Equity	1,518.7	795.6	2,047.8	4,362.1	713.5	1,498.1	3,921.4	(920.2)	9,574.9

Total Liabilities and Allocated Stockholders' Equity	$9,091.3	$2,567.5	$6,450.3	$18,109.1	$3,428.1	$4,184.1	$35,051.2	$3,240.6	$64,013.1

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of net realized investment gains and losses and certain other items as specified in the following pages. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Six Months Ended
	6/30/2018	6/30/2017	% Change	6/30/2018	6/30/2017	% Change
Premium Income
Unum US	$1,416.3	$1,357.7	4.3%	$2,855.1	$2,718.1	5.0%
Unum UK	138.9	126.8	9.5	278.5	248.1	12.3
Colonial Life	395.4	376.3	5.1	793.7	750.6	5.7
Closed Block	270.4	281.4	(3.9)	543.7	568.3	(4.3)
	2,221.0	2,142.2	3.7	4,471.0	4,285.1	4.3
Net Investment Income
Unum US	196.5	205.6	(4.4)	390.7	408.1	(4.3)
Unum UK	32.1	33.2	(3.3)	59.7	59.8	(0.2)
Colonial Life	40.2	36.7	9.5	77.5	71.8	7.9
Closed Block	345.6	340.0	1.6	683.3	675.3	1.2
Corporate	9.2	5.0	84.0	14.7	7.9	86.1
	623.6	620.5	0.5	1,225.9	1,222.9	0.2
Other Income
Unum US	28.8	30.1	(4.3)	57.8	58.8	(1.7)
Colonial Life	0.3	0.2	50.0	0.6	0.5	20.0
Closed Block	18.9	20.2	(6.4)	37.9	41.0	(7.6)
Corporate	0.3	0.7	(57.1)	1.5	1.1	36.4
	48.3	51.2	(5.7)	97.8	101.4	(3.6)
Total Adjusted Operating Revenue
Unum US	1,641.6	1,593.4	3.0	3,303.6	3,185.0	3.7
Unum UK	171.0	160.0	6.9	338.2	307.9	9.8
Colonial Life	435.9	413.2	5.5	871.8	822.9	5.9
Closed Block	634.9	641.6	(1.0)	1,264.9	1,284.6	(1.5)
Corporate	9.5	5.7	66.7	16.2	9.0	80.0
	$2,892.9	$2,813.9	2.8	$5,794.7	$5,609.4	3.3

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Six Months Ended
	6/30/2018	6/30/2017	% Change	6/30/2018	6/30/2017	% Change
Benefits and Expenses
Unum US	$1,390.5	$1,345.6	3.3%	$2,808.6	$2,698.1	4.1%
Unum UK	143.4	131.1	9.4	280.8	252.4	11.3
Colonial Life	351.3	331.4	6.0	706.2	658.7	7.2
Closed Block	605.3	609.0	(0.6)	1,206.4	1,220.4	(1.1)
Corporate	45.0	43.3	3.9	92.0	107.0	(14.0)
	2,535.5	2,460.4	3.1	5,094.0	4,936.6	3.2
Income (Loss) Before Income Tax and Net Realized Investment Gain (Loss)
Unum US	251.1	247.8	1.3	495.0	486.9	1.7
Unum UK	27.6	28.9	(4.5)	57.4	55.5	3.4
Colonial Life	84.6	81.8	3.4	165.6	164.2	0.9
Closed Block	29.6	32.6	(9.2)	58.5	64.2	(8.9)
Corporate	(35.5)	(37.6)	(5.6)	(75.8)	(98.0)	(22.7)
	357.4	353.5	1.1	700.7	672.8	4.1

Income Tax	69.8	113.1	(38.3)	138.0	209.7	(34.2)

Income Before Net Realized Investment Gain (Loss)	287.6	240.4	19.6	562.7	463.1	21.5

Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $(0.5); $3.4; $(1.1); $7.2)	(2.1)	4.7	(144.7)	(3.7)	11.9	(131.1)

Net Income	$285.5	$245.1	16.5	$559.0	$475.0	17.7

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16
Premium Income
Unum US	$1,416.3	$1,438.8	$1,364.5	$1,360.9	$1,357.7	$1,360.4	$1,325.2	$1,315.0	$1,299.4
Unum UK	138.9	139.6	133.4	131.5	126.8	121.3	121.9	127.3	140.8
Colonial Life	395.4	398.3	382.1	378.7	376.3	374.3	360.4	354.1	351.4
Closed Block	270.4	273.3	278.4	282.5	281.4	286.9	291.7	293.0	290.0
	2,221.0	2,250.0	2,158.4	2,153.6	2,142.2	2,142.9	2,099.2	2,089.4	2,081.6
Net Investment Income
Unum US	196.5	194.2	202.1	201.0	205.6	202.5	206.3	207.3	207.7
Unum UK	32.1	27.6	31.9	28.5	33.2	26.6	28.8	28.5	34.0
Colonial Life	40.2	37.3	37.1	36.0	36.7	35.1	35.8	36.1	35.6
Closed Block	345.6	337.7	341.5	337.2	340.0	335.3	343.6	334.1	341.1
Corporate	9.2	5.5	7.2	6.3	5.0	2.9	3.4	5.4	4.9
	623.6	602.3	619.8	609.0	620.5	602.4	617.9	611.4	623.3
Other Income
Unum US	28.8	29.0	27.9	26.5	30.1	28.7	27.7	28.7	27.9
Unum UK	—	—	0.1	0.6	—	—	—	—	0.2
Colonial Life	0.3	0.3	0.3	0.3	0.2	0.3	0.2	0.4	0.3
Closed Block	18.9	19.0	19.9	18.9	20.2	20.8	20.7	21.5	21.4
Corporate	0.3	1.2	1.4	0.4	0.7	0.4	2.4	0.9	1.3
	48.3	49.5	49.6	46.7	51.2	50.2	51.0	51.5	51.1
Total Adjusted Operating Revenue
Unum US	1,641.6	1,662.0	1,594.5	1,588.4	1,593.4	1,591.6	1,559.2	1,551.0	1,535.0
Unum UK	171.0	167.2	165.4	160.6	160.0	147.9	150.7	155.8	175.0
Colonial Life	435.9	435.9	419.5	415.0	413.2	409.7	396.4	390.6	387.3
Closed Block	634.9	630.0	639.8	638.6	641.6	643.0	656.0	648.6	652.5
Corporate	9.5	6.7	8.6	6.7	5.7	3.3	5.8	6.3	6.2
	$2,892.9	$2,901.8	$2,827.8	$2,809.3	$2,813.9	$2,795.5	$2,768.1	$2,752.3	$2,756.0

Unum Group Quarterly Historical Financial Results by Segment - Continued

	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16
Benefits and Expenses
Unum US	1,390.5	1,418.1	1,356.9	1,330.0	1,345.6	1,352.5	1,319.1	1,320.0	1,307.8
Unum UK	143.4	137.4	135.7	134.1	131.1	121.3	120.8	127.6	138.1
Colonial Life	351.3	354.9	352.8	333.3	331.4	327.3	316.5	311.6	309.4
Closed Block	605.3	601.1	606.7	612.0	609.0	611.4	621.4	620.0	619.9
Corporate	45.0	47.0	41.8	42.9	43.3	63.7	47.5	52.0	45.9
	2,535.5	2,558.5	2,493.9	2,452.3	2,460.4	2,476.2	2,425.3	2,431.2	2,421.1
Income (Loss) Before Income Tax and Net Realized Investment Gain (Loss)
Unum US	251.1	243.9	237.6	258.4	247.8	239.1	240.1	231.0	227.2
Unum UK	27.6	29.8	29.7	26.5	28.9	26.6	29.9	28.2	36.9
Colonial Life	84.6	81.0	66.7	81.7	81.8	82.4	79.9	79.0	77.9
Closed Block	29.6	28.9	33.1	26.6	32.6	31.6	34.6	28.6	32.6
Corporate	(35.5)	(40.3)	(33.2)	(36.2)	(37.6)	(60.4)	(41.7)	(45.7)	(39.7)
	357.4	343.3	333.9	357.0	353.5	319.3	342.8	321.1	334.9
Income Tax	69.8	68.2	74.2	110.9	113.1	96.6	113.1	92.4	101.9

Income Before Net Realized Investment Gain (Loss)	287.6	275.1	259.7	246.1	240.4	222.7	229.7	228.7	233.0

Net Realized Investment Gain (Loss)	(2.6)	(2.2)	11.4	9.8	8.1	11.0	28.4	11.0	5.3
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	(0.5)	(0.6)	4.2	3.6	3.4	3.8	10.1	3.7	1.5
Net Income	$285.5	$273.5	$266.9	$252.3	$245.1	$229.9	$248.0	$236.0	$236.8

Net Income Per Common Share - Assuming Dilution	$1.29	$1.23	$1.19	$1.12	$1.07	$1.00	$1.07	$1.01	$1.00

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income	$1,416.3	$1,357.7	$2,855.1	$2,718.1	$5,443.5	$5,240.9
Net Investment Income	196.5	205.6	390.7	408.1	811.2	828.7
Other Income	28.8	30.1	57.8	58.8	113.2	113.3
Total	1,641.6	1,593.4	3,303.6	3,185.0	6,367.9	6,182.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	949.3	915.7	1,910.2	1,839.1	3,693.4	3,624.3
Commissions	151.7	144.7	313.1	297.9	590.8	580.4
Deferral of Acquisition Costs	(85.0)	(78.5)	(174.5)	(165.8)	(325.5)	(314.1)
Amortization of Deferred Acquisition Costs	78.5	79.6	167.7	163.1	293.6	275.2
Other Expenses	296.0	284.1	592.1	563.8	1,132.7	1,102.9
Total	1,390.5	1,345.6	2,808.6	2,698.1	5,385.0	5,268.7

Income Before Income Tax and Net Realized Investment Gains and Losses	251.1	247.8	495.0	486.9	982.9	914.2
Unclaimed Death Benefits (UDB) Reserve Increase	—	—	—	—	26.6	—
Adjusted Operating Income	$251.1	$247.8	$495.0	$486.9	$1,009.5	$914.2

Operating Ratios (% of Premium Income):
Benefit Ratio	67.0%	67.4%	66.9%	67.7%	67.8%	69.2%
Benefit Ratio Excluding UDB Reserve Increase					67.4%
Other Expense Ratio	20.9%	20.9%	20.7%	20.7%	20.8%	21.0%
Income Ratio	17.7%	18.3%	17.3%	17.9%	18.1%	17.4%
Adjusted Operating Income Ratio					18.5%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$437.4	$437.7	$878.6	$872.1	$1,749.6	$1,726.6
Group Short-term Disability	171.0	158.3	347.3	316.2	639.8	626.1
Total Premium Income	608.4	596.0	1,225.9	1,188.3	2,389.4	2,352.7
Net Investment Income	108.9	118.1	217.1	233.6	460.5	479.5
Other Income	26.6	25.6	52.9	49.6	98.3	91.1
Total	743.9	739.7	1,495.9	1,471.5	2,948.2	2,923.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	463.7	455.9	930.6	909.7	1,828.5	1,863.8
Commissions	45.4	44.9	94.3	91.3	181.9	178.2
Deferral of Acquisition Costs	(12.4)	(11.4)	(24.7)	(23.4)	(46.9)	(46.4)
Amortization of Deferred Acquisition Costs	11.2	9.9	22.4	19.9	39.9	35.9
Other Expenses	154.4	148.0	308.7	292.9	587.0	572.1
Total	662.3	647.3	1,331.3	1,290.4	2,590.4	2,603.6

Adjusted Operating Income	$81.6	$92.4	$164.6	$181.1	$357.8	$319.7

Operating Ratios (% of Premium Income):
Benefit Ratio	76.2%	76.5%	75.9%	76.6%	76.5%	79.2%
Other Expense Ratio	25.4%	24.8%	25.2%	24.6%	24.6%	24.3%
Adjusted Operating Income Ratio	13.4%	15.5%	13.4%	15.2%	15.0%	13.6%

Persistency:
Group Long-term Disability			90.6%	89.3%	89.9%	91.0%
Group Short-term Disability			87.7%	85.7%	86.6%	87.7%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income
Group Life	$391.1	$363.9	$790.3	$731.7	$1,467.5	$1,410.0
Accidental Death & Dismemberment	38.6	36.7	77.3	73.3	147.5	140.3
Total Premium Income	429.7	400.6	867.6	805.0	1,615.0	1,550.3
Net Investment Income	27.2	27.8	54.0	55.4	109.9	113.4
Other Income	1.1	1.2	2.2	2.2	4.8	4.5
Total	458.0	429.6	923.8	862.6	1,729.7	1,668.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	302.0	282.8	611.8	573.5	1,169.8	1,112.6
Commissions	34.9	32.1	71.6	64.7	131.3	126.8
Deferral of Acquisition Costs	(9.7)	(8.8)	(19.9)	(18.1)	(36.2)	(35.7)
Amortization of Deferred Acquisition Costs	8.9	8.0	18.0	16.0	31.9	29.2
Other Expenses	54.7	54.6	110.5	109.6	217.4	213.5
Total	390.8	368.7	792.0	745.7	1,514.2	1,446.4

Income Before Income Tax and Net Realized Investment Gains and Losses	67.2	60.9	131.8	116.9	215.5	221.8
UDB Reserve Increase	—	—	—	—	18.5	—
Adjusted Operating Income	$67.2	$60.9	$131.8	$116.9	$234.0	$221.8

Operating Ratios (% of Premium Income):
Benefit Ratio	70.3%	70.6%	70.5%	71.2%	72.4%	71.8%
Benefit Ratio Excluding UDB Reserve Increase					71.3%
Other Expense Ratio	12.7%	13.6%	12.7%	13.6%	13.5%	13.8%
Income Ratio	15.6%	15.2%	15.2%	14.5%	13.3%	14.3%
Adjusted Operating Income Ratio					14.5%

Persistency:
Group Life			90.9%	87.7%	88.0%	90.7%
Accidental Death & Dismemberment			89.2%	87.3%	87.2%	90.3%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income
Individual Disability	$104.7	$106.7	$209.6	$213.7	$420.2	$480.3
Voluntary Benefits	223.9	213.2	453.7	428.4	849.4	796.5
Dental and Vision	49.6	41.2	98.3	82.7	169.5	61.1
Total Premium Income	378.2	361.1	761.6	724.8	1,439.1	1,337.9
Net Investment Income	60.4	59.7	119.6	119.1	240.8	235.8
Other Income	1.1	3.3	2.7	7.0	10.1	17.7
Total	439.7	424.1	883.9	850.9	1,690.0	1,591.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	183.6	177.0	367.8	355.9	695.1	647.9
Commissions	71.4	67.7	147.2	141.9	277.6	275.4
Deferral of Acquisition Costs	(62.9)	(58.3)	(129.9)	(124.3)	(242.4)	(232.0)
Amortization of Deferred Acquisition Costs	58.4	61.7	127.3	127.2	221.8	210.1
Other Expenses	86.9	81.5	172.9	161.3	328.3	317.3
Total	337.4	329.6	685.3	662.0	1,280.4	1,218.7

Income Before Income Tax and Net Realized Investment Gains and Losses	102.3	94.5	198.6	188.9	409.6	372.7
UDB Reserve Increase	—	—	—	—	8.1	—
Adjusted Operating Income	$102.3	$94.5	$198.6	$188.9	$417.7	$372.7

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	50.0%	51.2%	50.5%	52.9%	47.2%	52.9%
Voluntary Benefits	43.3%	43.4%	42.8%	42.8%	44.6%	44.3%
Voluntary Benefits Excluding UDB Reserve Increase					43.6%
Dental and Vision	69.4%	72.3%	69.0%	71.9%	69.6%	66.6%
Other Expense Ratio	23.0%	22.6%	22.7%	22.3%	22.8%	23.7%
Income Ratio	27.0%	26.2%	26.1%	26.1%	28.5%	27.9%
Adjusted Operating Income Ratio					29.0%

Persistency:
Individual Disability			90.5%	91.0%	91.0%	91.1%
Voluntary Benefits			76.4%	76.2%	77.5%	76.9%
Dental and Vision			85.2%	82.0%	85.4%	84.6%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$89.7	$83.8	$180.5	$164.6	$340.3	$355.2
Group Life	27.9	25.4	56.5	50.2	103.1	105.7
Supplemental	21.3	17.6	41.5	33.3	69.6	68.4
Total Premium Income	138.9	126.8	278.5	248.1	513.0	529.3
Net Investment Income	32.1	33.2	59.7	59.8	120.2	118.1
Other Income	—	—	—	—	0.7	0.2
Total	171.0	160.0	338.2	307.9	633.9	647.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	106.6	95.8	206.9	182.5	381.9	367.4
Commissions	9.6	9.0	19.0	17.8	35.5	38.9
Deferral of Acquisition Costs	(2.4)	(2.0)	(3.9)	(3.8)	(7.0)	(8.2)
Amortization of Deferred Acquisition Costs	2.1	2.3	4.2	4.5	9.1	9.7
Other Expenses	27.5	26.0	54.6	51.4	102.7	111.2
Total	143.4	131.1	280.8	252.4	522.2	519.0

Adjusted Operating Income	$27.6	$28.9	$57.4	$55.5	$111.7	$128.6

Unum Group Financial Results for Unum UK Segment - Continued

	Three Months Ended		Six Months Ended		Year Ended
(in millions of pounds, except exchange rate)	6/30/2018	6/30/2017	6/30/2018	6/30/2017	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£66.0	£65.5	£131.2	£130.7	£264.0	£262.0
Group Life	20.5	19.9	41.1	39.9	80.0	78.0
Supplemental	15.6	13.7	30.1	26.4	53.9	50.5
Total Premium Income	102.1	99.1	202.4	197.0	397.9	390.5
Net Investment Income	23.5	26.0	43.4	47.4	93.3	87.3
Other Income	—	—	—	—	0.5	0.1
Total	125.6	125.1	245.8	244.4	491.7	477.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	78.3	74.9	150.4	144.8	296.2	270.9
Commissions	7.0	7.1	13.8	14.2	27.6	28.9
Deferral of Acquisition Costs	(1.8)	(1.6)	(2.9)	(3.0)	(5.4)	(6.1)
Amortization of Deferred Acquisition Costs	1.6	1.8	3.1	3.5	7.0	7.2
Other Expenses	20.1	20.3	39.6	40.9	79.7	82.2
Total	105.2	102.5	204.0	200.4	405.1	383.1

Adjusted Operating Income	£20.4	£22.6	£41.8	£44.0	£86.6	£94.8

Weighted Average Pound/Dollar Exchange Rate	1.353	1.279	1.373	1.261	1.290	1.357

Operating Ratios (% of Premium Income):
Benefit Ratio	76.7%	75.6%	74.3%	73.5%	74.4%	69.4%
Other Expense Ratio	19.7%	20.5%	19.6%	20.8%	20.0%	21.0%
Adjusted Operating Income Ratio	20.0%	22.8%	20.7%	22.3%	21.8%	24.3%

Persistency:
Group Long-term Disability			86.9%	86.4%	87.4%	89.5%
Group Life			84.1%	80.8%	84.1%	81.3%
Supplemental			92.3%	91.3%	91.0%	89.9%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$228.6	$220.1	$459.9	$439.2	$884.2	$830.0
Life	81.5	75.0	162.5	149.2	300.4	273.8
Cancer and Critical Illness	85.3	81.2	171.3	162.2	326.8	313.3
Total Premium Income	395.4	376.3	793.7	750.6	1,511.4	1,417.1
Net Investment Income	40.2	36.7	77.5	71.8	144.9	141.5
Other Income	0.3	0.2	0.6	0.5	1.1	1.2
Total	435.9	413.2	871.8	822.9	1,657.4	1,559.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	201.6	192.9	407.3	383.1	788.6	726.4
Commissions	91.1	85.2	181.3	170.4	344.5	313.6
Deferral of Acquisition Costs	(78.3)	(72.7)	(156.6)	(145.7)	(295.5)	(270.1)
Amortization of Deferred Acquisition Costs	59.6	56.4	119.8	112.2	224.4	208.1
Other Expenses	77.3	69.6	154.4	138.7	282.8	267.6
Total	351.3	331.4	706.2	658.7	1,344.8	1,245.6

Income Before Income Tax and Net Realized Investment Gains and Losses	84.6	81.8	165.6	164.2	312.6	314.2
UDB Reserve Increase	—	—	—	—	12.4	—
Adjusted Operating Income	$84.6	$81.8	$165.6	$164.2	$325.0	$314.2

Operating Ratios (% of Premium Income):
Benefit Ratio	51.0%	51.3%	51.3%	51.0%	52.2%	51.3%
Benefit Ratio Excluding UDB Reserve Increase					51.4%
Other Expense Ratio	19.5%	18.5%	19.5%	18.5%	18.7%	18.9%
Income Ratio	21.4%	21.7%	20.9%	21.9%	20.7%	22.2%
Adjusted Operating Income Ratio					21.5%

Persistency:
Accident, Sickness, and Disability			74.2%	74.9%	75.1%	75.6%
Life			83.8%	84.5%	84.4%	85.0%
Cancer and Critical Illness			82.6%	82.2%	82.7%	82.9%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017	12/31/2017	12/31/2016
Adjusted Operating Revenue
Premium Income
Individual Disability	$106.9	$118.5	$216.3	$239.8	$471.8	$521.9
Long-term Care	161.5	160.9	322.8	324.0	648.7	643.9
All Other	2.0	2.0	4.6	4.5	8.7	4.6
Total Premium Income	270.4	281.4	543.7	568.3	1,129.2	1,170.4
Net Investment Income	345.6	340.0	683.3	675.3	1,354.0	1,352.2
Other Income	18.9	20.2	37.9	41.0	79.8	86.0
Total	634.9	641.6	1,264.9	1,284.6	2,563.0	2,608.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	546.6	547.6	1,087.6	1,096.3	2,191.8	2,223.7
Commissions	21.1	22.4	42.4	45.4	90.0	93.8
Interest and Debt Expense	1.7	1.7	3.4	3.4	6.7	6.9
Other Expenses	35.9	37.3	73.0	75.3	150.6	154.7
Total	605.3	609.0	1,206.4	1,220.4	2,439.1	2,479.1

Adjusted Operating Income	$29.6	$32.6	$58.5	$64.2	$123.9	$129.5

Interest Adjusted Loss Ratios:
Individual Disability	82.9%	82.3%	80.0%	83.0%	82.4%	83.6%
Long-term Care	96.9%	89.4%	96.7%	89.0%	91.1%	91.1%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.3%	13.3%	13.4%	13.3%	13.3%	13.2%
Adjusted Operating Income Ratio	10.9%	11.6%	10.8%	11.3%	11.0%	11.1%

Persistency:
Individual Disability			88.8%	90.0%	89.6%	90.9%
Long-term Care			95.6%	95.3%	95.9%	94.8%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017	12/31/2017	12/31/2016
Adjusted Operating Revenue
Net Investment Income	$9.2	$5.0	$14.7	$7.9	$21.4	$18.5
Other Income	0.3	0.7	1.5	1.1	2.9	4.9
Total	9.5	5.7	16.2	9.0	24.3	23.4

Interest and Other Expenses	45.0	43.3	92.0	107.0	191.7	186.4

Loss Before Income Tax and Net Realized Investment Gains and Losses	(35.5)	(37.6)	(75.8)	(98.0)	(167.4)	(163.0)
Loss from Guaranty Fund Assessment	—	—	—	20.6	20.6	—
Adjusted Operating Loss	$(35.5)	$(37.6)	$(75.8)	$(77.4)	$(146.8)	$(163.0)

Unum Group Reserves

	June 30, 2018
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$5,939.3	$663.9	28.7%	$6,603.2	$72.5	$6,530.7
Group Life and Accidental Death & Dismemberment	54.1	0.3	725.8	219.6	4.1	999.5	4.9	994.6
Individual Disability	526.2	2.7	1,339.9	134.3	6.4	2,000.4	213.9	1,786.5
Voluntary Benefits	1,599.0	8.3	48.6	63.2	0.5	1,710.8	27.0	1,683.8
Dental and Vision	—	—	(0.9)	11.8	—	10.9	0.2	10.7
Unum US Segment	2,179.3	11.3	8,052.7	1,092.8	39.7	11,324.8	318.5	11,006.3

Unum UK Segment	17.4	0.1	1,906.2	91.9	8.7	2,015.5	84.2	1,931.3

Colonial Life Segment	2,043.8	10.7	286.3	135.9	1.8	2,466.0	8.4	2,457.6

Individual Disability	371.0	1.9	9,237.7	215.2	41.0	9,823.9	1,625.7	8,198.2
Long-term Care	8,680.6	45.3	1,566.5	157.9	7.5	10,405.0	39.7	10,365.3
Other	5,880.4	30.7	180.6	121.5	1.3	6,182.5	5,095.3	1,087.2
Closed Block Segment	14,932.0	77.9	10,984.8	494.6	49.8	26,411.4	6,760.7	19,650.7

Subtotal	$19,172.5	100.0%	$21,230.0	$1,815.2	100.0%	42,217.7	7,171.8	35,045.9

Adjustment Related to Unrealized Investment Gains and Losses						3,367.1	288.1	3,079.0

Consolidated						$45,584.8	$7,459.9	$38,124.9

The adjustment related to unrealized investment gains and losses reflects the changes that would be necessary to policyholder liabilities if the unrealized investment gains and losses related to the corresponding available-for-sale securities had been realized. Changes in this adjustment are primarily due to movements in the U.S. Treasury rates and credit spreads.

Unum Group Reserves

	December 31, 2017
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$6,047.0	$624.2	28.7%	$6,671.2	$73.8	$6,597.4
Group Life and Accidental Death & Dismemberment	54.9	0.3	735.5	208.0	4.1	998.4	5.2	993.2
Individual Disability	533.4	2.8	1,318.0	137.6	6.3	1,989.0	207.5	1,781.5
Voluntary Benefits	1,566.7	8.3	46.7	61.0	0.5	1,674.4	27.3	1,647.1
Dental and Vision	—	—	0.7	11.3	0.1	12.0	0.3	11.7
Unum US Segment	2,155.0	11.4	8,147.9	1,042.1	39.7	11,345.0	314.1	11,030.9

Unum UK Segment	18.1	0.1	1,918.3	108.3	8.7	2,044.7	87.0	1,957.7

Colonial Life Segment	1,989.4	10.5	288.3	137.2	1.8	2,414.9	8.5	2,406.4

Individual Disability	418.5	2.2	9,407.4	219.1	41.5	10,045.0	1,619.8	8,425.2
Long-term Care	8,414.3	44.5	1,494.8	150.9	7.1	10,060.0	40.3	10,019.7
Other	5,894.8	31.3	187.3	120.4	1.2	6,202.5	5,090.6	1,111.9
Closed Block Segment	14,727.6	78.0	11,089.5	490.4	49.8	26,307.5	6,750.7	19,556.8

Subtotal	$18,890.1	100.0%	$21,444.0	$1,778.0	100.0%	42,112.1	7,160.3	34,951.8

Adjustment Related to Unrealized Investment Gains and Losses						5,094.7	375.8	4,718.9

Consolidated						$47,206.8	$7,536.1	$39,670.7

14. 1

Unum Group Investments

	6/30/2018			6/30/2018	12/31/2017
Fixed Maturity Securities (Fair Value)
Public	$28,143.4	64.9%	Selected Statistics
Asset-Backed Securities	77.5	0.2	Earned Book Yield	5.16%	5.23%
Residential Mortgage-Backed Securities (1)	1,538.5	3.5	Average Duration (in years)	7.62	7.70
Commercial Mortgage-Backed Securities	89.9	0.2
Private Placements	5,442.0	12.6
High Yield	3,193.2	7.4
Government Securities	2,482.0	5.7
Municipal Securities (2)	2,353.8	5.4
Redeemable Preferred Stocks	40.6	0.1
Total	$43,360.9	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	8.3%	8.1%	Total Non-Current Investments	$36.3	$32.9
Aa	7.5	8.1	Total Schedule BA Assets	$556.2	$535.4
A	27.1	28.3
Baa	49.0	48.1
Below Baa	8.1	7.4
Total	100.0%	100.0%

(1) Includes $9.2 million of high yield mortgage-backed securities.
(2) Includes $1.4 million of high yield taxable municipal securities.

Unum Group Investments at June 30, 2018

Fixed Maturity Securities - By Industry Classification - Unrealized Gains and Losses
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,809.7	$150.8	$968.1	$40.5	$1,841.6	$191.3
Capital Goods	4,055.5	303.2	1,034.7	48.1	3,020.8	351.3
Communications	2,869.4	257.3	740.6	37.5	2,128.8	294.8
Consumer Cyclical	1,434.1	74.7	484.5	14.6	949.6	89.3
Consumer Non-Cyclical	6,680.2	396.6	2,435.1	123.7	4,245.1	520.3
Energy	4,720.3	435.5	945.8	42.3	3,774.5	477.8
Financial Institutions	3,250.0	159.2	1,082.8	33.8	2,167.2	193.0
Mortgage/Asset-Backed	1,705.9	52.4	449.1	15.6	1,256.8	68.0
Sovereigns	822.9	162.8	59.6	2.2	763.3	165.0
Technology	1,526.9	36.4	554.1	17.7	972.8	54.1
Transportation	1,946.8	171.1	520.5	18.5	1,426.3	189.6
U.S. Government Agencies and Municipalities	4,012.9	439.2	512.9	18.0	3,500.0	457.2
Public Utilities	7,526.3	904.5	757.7	42.6	6,768.6	947.1
Total	$43,360.9	$3,543.7	$10,545.5	$455.1	$32,815.4	$3,998.8

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$3,042.4	$56.0		$384.5	$6.4
91 through 180 days	3,707.5	149.1		630.0	29.3
181 through 270 days	652.5	54.2		237.2	14.8
271 days to 1 year	775.7	38.8		62.1	4.7
Greater than 1 year	728.7	54.5		324.9	47.3
Total	$8,906.8	$352.6		$1,638.7	$102.5

15. 1

Appendix to Statistical Supplement
2018 Significant Items

•
During the second quarter of 2018, we accelerated our work on our long-term care annual reserve analysis, which is now anticipated to be completed in the third quarter of 2018. When completed, this work will incorporate our most recent experience and will include a review of all assumptions. The review will also utilize internal and external data and an outside consulting firm for quality assurance and industry benchmarking. Subject to completion of the work, we believe that we may need to increase our reserves for long-term care as part of our third quarter 2018 closing process. Although we still have work to complete and are still assessing our assumptions, we currently expect that any strengthening will likely be predominantly a GAAP event and will likely not exceed $750 million after-tax.

•
In January of 2018, we entered into a definitive agreement to acquire Pramerica Zycie TUiR SA ("Pramerica"), a financial protection benefits provider in Poland. The acquisition of Pramerica will expand our European presence, which we believe to be an attractive market for financial protection benefits. The transaction, which we anticipate will close by the end of 2018 subject to customary approvals and closing conditions, is not expected to materially impact our results of operations or financial position for 2018 or alter our share repurchase and common stock dividend strategy.

•
In January 2016, the Financial Accounting Standards Board (FASB) issued an update that changed the accounting and disclosure requirements for certain financial instruments. These changes include a requirement to measure equity investments, other than those that result in consolidation or are accounted for under the equity method, at fair value through net income unless the investment qualifies for certain practicability exceptions. In addition, the update clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale fixed maturity securities. We adopted this update effective January 1, 2018 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2018 which resulted in a decrease to accumulated other comprehensive income (AOCI) of $17.5 million, an increase to retained earnings of $14.5 million, a decrease to other long-term investments of $3.8 million, and a decrease to deferred income tax liability of $0.8 million.

2017 Significant Items

•	Fourth quarter of 2017 unclaimed death benefit reserve increase of $18.5 million for Unum US group life, $8.1 million for Unum US voluntary life and $12.4 million for Colonial Life voluntary life, for a total reserve increase of $39.0 million before tax and $25.4 million after tax.

•	Fourth quarter of 2017 net tax benefit of $31.5 million resulting from H.R.1, An Act to Provide Reconciliation Pursuant to Titles II and V of the Concurrent
Resolution on the Budget for Fiscal Year 2018, more commonly known as the Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017. This is comprised of a tax benefit of $97.9 million related to the revaluation of our net deferred tax liabilities associated with our U.S. operations to the newly enacted U.S. corporate tax rate and a tax expense of $66.4 million resulting from the tax on undistributed and previously untaxed foreign earnings and profits.

•	Fourth quarter of 2017 results for the Unum US individual disability product line reflects a reserve release of $19.5 million before tax and $12.7 million after tax, resulting from our annual review of reserve adequacy which reflects the recognition of updated morbidity assumptions in our disabled life reserves.

•	First quarter of 2017 loss from a guaranty fund assessment of $20.6 million before tax and $13.4 million after tax.

2016 Significant Item

•
In August 2016, we acquired 100 percent of the shares and voting interests in H&J Capital, L.L.C., parent of Starmount Life Insurance Company and AlwaysCare Benefits (which collectively we refer to as Starmount) for a total cash purchase price of $140.3 million, plus contingent cash consideration of $10.0 million. Starmount Life Insurance Company is an independent provider of dental and vision insurance in the U.S. workplace, and AlwaysCare Benefits is a nationally licensed, third-party administrator. Starmount's dental and vision products and new dental and vision products marketed by Unum US are reported in our Unum US segment within our supplemental and voluntary product lines. Colonial Life dental and vision products were introduced in 2018 and are reported in our Accident, Sickness and Disability product line. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue, operating results, or sales during 2016.

16

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Consolidated adjusted operating revenue, which excludes realized investment gains or losses;

•	After-tax adjusted operating income or loss, which excludes realized investment gains or losses and certain other items, as applicable;

•	Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on hedges;

•	Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC;

•	Book value per common share, which is calculated excluding AOCI; and

•	Benefit ratio for our Unum US individual disability product, adjusted for the reserve release in the fourth quarter of 2017.

Realized investment gains or losses and unrealized gains or losses on securities and net gains on hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability.

Information reconciling the Company’s outlook on after-tax adjusted operating income growth per share to the comparable GAAP financial measure is not provided. The only amounts excluded from after-tax adjusted operating income are those described in this Appendix to Statistical Supplement, which includes any impact from the long-term care annual reserve analysis that is anticipated to be complete in the third quarter of 2018. The Company is unable to predict with reasonable certainty realized investment gains and losses, which are affected by overall market conditions and also by factors such as an economic or political change in the country of the issuer, a regulatory change pertaining to the issuer’s industry, a significant improvement or deterioration in the cash flows of the issuer, unforeseen accounting irregularities or fraud committed by an issuer, movement in credit spreads, ratings upgrades or downgrades, a change in the issuer’s marketplace or business prospects, or any other event that significantly affects the issuers of the fixed maturity securities which the Company holds in its investment portfolio. For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2, other than book value per common share, which is presented on page 2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	June 30	March 31	December 31	September 30	June 30	March 31	December 31	September 30	June 30
	2018		2017				2016
Total Revenue	$2,890.3	$2,899.6	$2,839.2	$2,819.1	$2,822.0	$2,806.5	$2,796.5	$2,763.3	$2,761.3
Excluding:
Net Realized Investment Gain (Loss)	(2.6)	(2.2)	11.4	9.8	8.1	11.0	28.4	11.0	5.3
Adjusted Operating Revenue	$2,892.9	$2,901.8	$2,827.8	$2,809.3	$2,813.9	$2,795.5	$2,768.1	$2,752.3	$2,756.0

			Annualized
	After-Tax Adjusted	Average	Adjusted Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(1)	On Equity
Three Months Ended June 30, 2018
Unum US	$198.9	$4,365.9	18.2%
Unum UK	22.7	644.0	14.1%
Colonial Life	66.9	1,509.2	17.7%
Core Operating Segments	288.5	6,519.1	17.7%
Closed Block	24.0	3,679.2
Corporate	(24.9)	(1,285.8)
Total	$287.6	$8,912.5	12.9%

Three Months Ended June 30, 2017
Unum US	$161.9	$4,075.9	15.9%
Unum UK	23.0	592.8	15.5%
Colonial Life	53.4	1,237.6	17.3%
Core Operating Segments	238.3	5,906.3	16.1%
Closed Block	22.0	3,183.0
Corporate	(19.9)	(708.5)
Total	$240.4	$8,380.8	11.5%

(1) Excludes net unrealized gain on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.5.

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

			Annualized
	After-Tax Adjusted	Average	Adjusted Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(1)	On Equity
Six Months Ended June 30, 2018
Unum US	$392.1	$4,235.8	18.5%
Unum UK	46.2	633.9	14.6%
Colonial Life	131.1	1,443.4	18.2%
Core Operating Segments	569.4	6,313.1	18.0%
Closed Block	47.4	3,544.6
Corporate	(54.1)	(1,030.5)
Total	$562.7	$8,827.2	12.7%

Six Months Ended June 30, 2017
Unum US	$318.1	$4,078.0	15.6%
Unum UK	45.7	588.7	15.5%
Colonial Life	107.1	1,233.2	17.4%
Core Operating Segments	470.9	5,899.9	16.0%
Closed Block	43.3	3,195.7
Corporate	(37.7)	(768.7)
Total	$476.5	$8,326.9	11.4%

(1) Excludes net unrealized gain on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.5. Due to the implementation of a Financial Accounting Standards Board update for which the beginning balance of 2018 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2018 using internally allocated equity that reflects the adjusted beginning balance at January 1, 2018. As a result, average equity for the six months ended June 30, 2018 for certain of our segments will not compute using the historical allocated equity at December 31, 2017.

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted	Average	Adjusted Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(2)	On Equity
Year Ended December 31, 2017
Unum US	$656.2	$4,130.2	15.9%
Unum UK	92.1	607.3	15.2%
Colonial Life	211.2	1,308.1	16.2%
Core Operating Segments	959.5	6,045.6	15.9%
Closed Block	86.4	3,290.1
Corporate	(69.7)	(893.3)
Total	$976.2	$8,442.4	11.6%

Year Ended December 31, 2016
Unum US	$598.3	$3,992.2	15.0%
Unum UK	113.8	610.6	18.6%
Colonial Life	204.9	1,173.9	17.4%
Core Operating Segments	917.0	5,776.7	15.9%
Closed Block	87.0	3,055.1
Corporate	(88.4)	(691.0)
Total	$915.6	$8,140.8	11.2%

(2) Excludes net unrealized gain on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.5.

16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	6/30/2018	3/31/2018	12/31/2017	6/30/2017	3/31/2017	12/31/2016	12/31/2015
Total Stockholders' Equity	$9,446.4	$9,499.5	$9,574.9	$9,316.6	$9,107.4	$8,968.0	$8,663.9
Excluding:
Net Unrealized Gain on Securities	224.5	356.1	607.8	558.2	483.0	440.6	204.3
Net Gain on Hedges	266.8	273.5	282.3	304.5	316.8	327.5	378.0
Total Adjusted Stockholders' Equity	$8,955.1	$8,869.9	$8,684.8	$8,453.9	$8,307.6	$8,199.9	$8,081.6

	Three Months Ended	Six Months Ended	Twelve Months Ended	Three Months Ended	Six Months Ended	Twelve Months Ended
	6/30/2018		12/31/2017	6/30/2017		12/31/2016
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Hedges	$8,912.5	$8,827.2	$8,442.4	$8,380.8	$8,326.9	$8,140.8

16. 5

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended June 30				Six Months Ended June 30
	2018		2017		2018		2017
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$285.5	$1.29	$245.1	$1.07	$559.0	$2.52	$475.0	$2.07
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $(0.5); $3.4; $(1.1); $7.2)	(2.1)	(0.01)	4.7	0.02	(3.7)	(0.02)	11.9	0.05
Loss from Guaranty Fund Assessment (net of tax benefit of $-; $-; $-; $7.2)	—	—	—	—	—	—	(13.4)	(0.06)
After-tax Adjusted Operating Income	$287.6	$1.30	$240.4	$1.05	$562.7	$2.54	$476.5	$2.08

	Year Ended December 31
	2017		2016
	(in millions)	per share *	(in millions)	per share *
Net Income	$994.2	$4.37	$931.4	$3.95
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense of $15.0; $8.4)	25.3	0.11	15.8	0.07
Loss from Guaranty Fund Assessment (net of tax benefit of $7.2; $-)	(13.4)	(0.06)	—	—
Unclaimed Death Benefits Reserve Increase (net of tax benefit of $13.6; $-)	(25.4)	(0.11)	—	—
Net Tax Benefit for Impacts of TCJA	31.5	0.14	—	—
After-tax Adjusted Operating Income	976.2	4.29	915.6	3.88
Excluding:
Unum US Individual Disability Reserve Release (net of tax expense of $6.8; $-)	12.7	0.05	—	—
After-tax Adjusted Operating Income, Excluding Unum US Individual Disability Reserve Release	$963.5	$4.24	$915.6	$3.88

* Assuming Dilution

16. 6

Reconciliation of Non-GAAP Financial Measures - Continued

	June 30		December 31
	2018	2017	2017	2016
Debt	$3,197.7	$2,968.4	$2,938.3	$2,999.4
Excluding:
Non-recourse Debt	166.5	225.5	196.0	255.0
Adjusted Debt	$3,031.2	$2,742.9	$2,742.3	$2,744.4

Total Stockholders' Equity	$9,446.4	$9,316.6	$9,574.9	$8,968.0
Excluding:
Net Unrealized Gain on Securities and Net Gain on Hedges	491.3	862.7	890.1	768.1
Northwind Capital	938.3	870.3	912.2	862.6
Equity, As Adjusted	8,016.8	7,583.6	7,772.6	7,337.3
Debt, As Adjusted	3,031.2	2,742.9	2,742.3	2,744.4
Total Adjusted Capital	$11,048.0	$10,326.5	$10,514.9	$10,081.7

Leverage Ratio	27.4%	26.6%	26.1%	27.2%

16. 7